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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 1, 2002

                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                 0-24737              76-0470458
         (State or Other       (Commission File        (IRS Employer
         Jurisdiction of            Number)            Identification
          Incorporation)                                   Number)

                                510 Bering Drive
                                    Suite 500
                                Houston, TX 77057
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (713) 570-3000


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        This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.


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Item 7. Financial Statements and Exhibits

          (c) Exhibits

          Exhibit No.       Description

          99.1              Press Release dated May 1, 2002


Item 9. Regulation FD Disclosure

On May 1, 2002, the Company issued a press release announcing further details regarding the potential impact on its UK subsidiary, Crown Castle UK Limited ("CCUK"), of liquidation plans of ITV Digital ("ITV"). Included in the press release, the Company stated that as a result of the ITV liquidation it has revised its previously provided guidance by lowering (i) 2002 site rental and transmission revenues by $28 million to between $657 and 682 million, (ii) 2002 tower gross profit by $16 million to between $389 and $434 million, and (iii) 2002 total EBITDA by $16 million to between $369 and $399 million. No further adjustments have been made to the Company's previously announced projections. The May 1 press release is attached as Exhibit 99.1 to this Form 8-K (Exhibit
99.1 is not filed but is furnished pursuant to Regulation FD).



                           Forward-Looking Statements

This document, including exhibits attached hereto, contains numerous forward-looking statements, based on management's current beliefs and assumptions. The forward-looking statements involve expectations, projections and estimates regarding the wireless industry or Crown Castle International Corp. including its subsidiaries ("Crown Castle"), including expectations, projections and estimates regarding: (i) revenues (including site rental and broadcast transmission revenues), (ii) tower gross profit, (iii) EBITDA, (iv) the impact of the ITV liquidation on CCUK and Crown Castle, including the impact on (a) gross revenue and EBITDA, (b) the CCUK loan agreement and (c) other contracts and operations, (v) the timing and outcome of the re-issuance of the DTT licenses, (vi) collection of amounts due under the ITV contract, (vii) CCUK's ability to obtain loan agreement waivers or amendments, and (viii) replacement of ITV transmission revenue and EBITDA, including revenue and EBITDA relating to DTT transmission agreements with new DTT licensees.

Such forward-looking statements are subject to numerous risks, uncertainties and assumptions, including (i) those relating to the matters described above, (ii) those included in the Company's filings with the Securities and Exchange Commission, and (iii) the following:

  . Demand for towers and wireless communication sites may be lower or slower than anticipated for numerous reasons, including reduced carrier expansion, carrier consolidation, network sharing, technology development, or RF health concerns

  . Demand for wireless communications may be lower or slower than anticipated for numerous reasons, including slow customer adoption rates of 2.5/3G and other technologies

  . Our strategy may be more difficult to implement than anticipated due to financial or other reasons, including our significant amount of indebtedness, or reduced cash flow as a result of reduced revenues or increased operating costs, interest rates or capital expenditures

  . There are no assurances that (i) DTT licenses will be successfully re-issued, (ii) CCUK will enter into transmission agreements with any new licensees, or (iii) any transmission agreements with new licensees will be on economic terms similar to or better than the ITV transmission contract

Should one or more of these risks materialize, or should any underlying assumption prove incorrect, actual results may vary materially from those projected in the forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CROWN CASTLE INTERNATIONAL CORP.


                                        by:   /s/ E. Blake Hawk
                                           ------------------------------
                                           Name:  E. Blake Hawk
                                           Title: Executive Vice President

Date: May 2, 2002

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                                 EXHIBIT INDEX

         Exhibit No.       Description

         99.1              Press Release dated May 1, 2002.

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